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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 3, 1996


                          Host Funding, Inc.
        (Exact Name of Registrant as specified in its charter)

    Maryland                    1-14280                 52-1907962
(State or Other           (Commission File No.)      (I.R.S. Employer
Jurisdiction of                                     Identification No.)
 Incorporation)

7825 Fay Avenue, Suite 250, La Jolla, California            92037
   (Address of principal executive offices)               (Zip Code)

Registrant's telephone number:    (619) 456-6070


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

On April 22, 1996, concurrently with the closing of the public offering of Host Funding, Inc.'s Class A Common Stock and the listing of Host Funding, Inc. (the "Company") Class A Common Stock on the American Stock Exchange, the Company acquired the Super 8 hotel located in San Diego, California ("Acquisition Hotel") from the Mission Bay Super 8 Ltd. (the "Partnership") pursuant to the terms of the Mission Bay Acquisition Agreement and the First Amendment to the Mission Bay Acquisition Agreement. The closing of the public offering of the Company's stock occurred pursuant to the terms of a Registration Statement (File No. 33-92772) declared effective by the Securities and Exchange Commission at 10:00 AM EDST April 17, 1996 ("Form S-11 Registration Statement").

The Prospectus/Consent Solicitation Statement dated December 1, 1995 was contained in Amendment No. 4 Form S-4, File No. 33-60011 which was filed with the Securities and Exchange Commission and declared effective on December 1, 1995 ("Form S-4 Registration Statement"). Pursuant to the terms of this Prospectus/Consent Solicitation Statement dated December 1, 1995 which was delivered to the limited partners of the Partnership, 71.12% of the limited partners of the Partnership voted in favor of the sale of the Acquisition Hotel to the Company. Limited partners holding 10.52% of the limited partnership interests either abstained or did not vote. Limited Partners holding 8.24% voted against the transaction but did not perfect their dissenters' rights. Limited partners holding 10.12% of the limited partners interests dissented with respect to the Mission Bay Acquisition, perfected their dissenters' rights, and became dissenting partners ("Dissenting Partners").

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In consideration for the Partnership's transfer of the Acquisition
Hotel to the Company, the Company issued 252,049 shares of the Company's Class A common Stock to the 1,064 partners who did not become Dissenting Partners (with an agreed upon exchange value of $2,520,490 at $10.00 per share). In addition the Company paid to the Partnership a cash payment for the fractional share allowance (at $10.00 per share) of an aggregate of $5,118. Thus, the aggregate exchange value, at $10.00 per share, of the shares issued and the fractional share allowance was $2,525,608. The Company also executed an unsecured promissory note payable to the Partnership in an amount of $284,408 payable in full within fifteen (15) days which the Partnership shall use to pay the Dissenting Partners. This note was paid in full on April 29, 1996. Thus, the Company acquired the Acquisition Hotel pursuant to the Mission Bay Acquisition Agreement and the First Amendment to the Mission Bay Acquisition Agreement for a total consideration of $2,810,016.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

(a)  Financial Statements of Businesses Acquired

Financial Statements for the business acquired were contained in the Form S-11 Registration Statement which is incorporated by reference herewith.

(b)  Pro Forma Financial Information

Pro Forma Financial Information were contained in the Form S-11
Registration Statement which is incorporated by reference herewith.

(c)  Exhibits

Exhibit - None


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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Host Funding, Inc.


By:   /s/ Michael S. McNulty                      Date: May 3, 1996
      Michael S. McNulty
      President


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